Exhibit 10.36

AMENDMENT NO. 2 TO CREDIT AGREEMENT AND SECURITY AGREEMENT

AND CONSENT

This Amendment No. 2 to Credit Agreement and Security Agreement and Consent (this “Agreement”) dated as of April 24, 2007 (the “Agreement Date”) is made by and among SONIC AUTOMOTIVE, INC., a Delaware corporation (the “Company”), CERTAIN SUBSIDIARIES OF THE COMPANY party to the Credit Agreement (as defined below) pursuant to Section 2.24 of the Credit Agreement (each a “New Vehicle Borrower” and together with the Company, the “Borrowers” and each individually a “Borrower”), BANK OF AMERICA, N.A., a national banking association organized and existing under the laws of the United States (“Bank of America”), in its capacity as administrative agent for the Lenders (as defined in the Credit Agreement (as defined below)) (in such capacity, the “Administrative Agent”), and as Revolving Swing Line Lender, New Vehicle Swing Line Lender, Used Vehicle Swing Line Lender and L/C Issuer, each of the Lenders signatory hereto, and each of the Guarantors (as defined in the Credit Agreement) signatory hereto.

W I T N E S S E T H:

WHEREAS, the Company, the New Vehicle Borrowers, Bank of America, as Administrative Agent, Revolving Swing Line Lender, New Vehicle Swing Line Lender, Used Vehicle Swing Line Lender and L/C Issuer, and the Lenders have entered into that certain Credit Agreement dated as of February 17, 2006, as amended by that certain Amendment No. 1 to Credit Agreement and Security Agreement dated as of May 25, 2006 (as hereby amended and as from time to time further amended, modified, supplemented, restated, or amended and restated, the “Credit Agreement”; capitalized terms used in this Agreement not otherwise defined herein shall have the respective meanings given thereto in the Credit Agreement), pursuant to which the Lenders (a) have made available to the Company (i) the Revolving Credit Facility, including a letter of credit facility and a revolving swing line facility, and (ii) the Used Vehicle Floorplan Facility, including a used vehicle floorplan swing line facility, and (b) have made available to the Borrowers the New Vehicle Floorplan Facility, including a new vehicle floorplan swing line facility; and

WHEREAS, the Company has entered into the Company Guaranty pursuant to which it has guaranteed the payment and performance of the obligations of the New Vehicle Borrowers under the Credit Agreement and the other Loan Documents; and

WHEREAS, each of the other Guarantors has entered into a Subsidiary Guaranty pursuant to which it has guaranteed (subject to certain limitations set forth therein with respect to the Guarantors that are Silo Subsidiaries) the payment and performance of the obligations of each Borrower under the Credit Agreement and the other Loan Documents; and

WHEREAS, the Company and the respective Loan Parties that are parties thereto have entered into that certain Security Agreement dated as of February 17, 2006, as amended by that certain Amendment No. 1 to Credit Agreement and Security Agreement dated as of May 25, 2006 (as hereby amended and as from time to time further amended, modified, supplemented, restated, or amended and restated, the “Security Agreement”) securing the Obligations under the Credit Agreement and other Loan Documents; and

WHEREAS, the Company and the respective Loan Parties that are parties thereto have entered into the Pledge Agreement and other Security Instruments, securing the Obligations under the Credit Agreement and other Loan Documents; and

WHEREAS, the Company has advised the Administrative Agent and the Lenders that a structural reorganization involving the conversion or merger of certain of the Company’s Subsidiaries as described on Schedule 1 hereto (the “Reorganization”) could result in increased operational efficiencies and the utilization of unused net operating losses incurred by operating Subsidiaries and, thereby, a potential reduction in the aggregate state tax liability of the Company and its Subsidiaries on a consolidated basis; and the Administrative Agent and the Lenders signatory hereto are willing to consent to such Reorganization on the terms and conditions contained in this Agreement; and

WHEREAS, the Company has advised the Administrative Agent and the Lenders that in connection with a sale of the Finance Receivables Portfolio of Cornerstone Acceptance Corporation to a Person Controlled by, at the time of consummation of such sale, The Goldman Sachs Group, Inc., a Delaware corporation (as permitted by Section 7.05(g) of the Credit Agreement), the Company intends to sell fifty percent (50%) of the Equity Interests of Cornerstone Acceptance Corporation to a Person Controlled by, at the time of consummation of such sale, The Goldman Sachs Group, Inc., a Delaware corporation (the “Cornerstone Acceptance Joint Venture Transaction”); and the Administrative Agent and the Lenders signatory hereto are willing to consent to such Cornerstone Acceptance Joint Venture Transaction on the terms and conditions contained in this Agreement; and

WHEREAS, the Borrowers have advised the Administrative Agent and the Lenders that the Borrowers desire to amend certain provisions of the Credit Agreement and the Security Agreement as set forth below, and the Administrative Agent and the Lenders signatory hereto are willing to effect such amendment on the terms and conditions contained in this Agreement;

NOW, THEREFORE, in consideration of the premises and further valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Consents.

(a) Subject to the terms and conditions set forth herein, the Administrative Agent and the Lenders signatory hereto hereby consent to the Reorganization; provided that (i) with respect to any Subsidiary created, acquired, converted or merged in connection with such Reorganization, the Company shall (x) deliver or cause to be delivered to the Administrative Agent all documents required to be delivered by Section 6.14 in the timeframes set forth therein, and (y) execute, deliver or file such other documents, and take such other action, as may be required by law or reasonably requested by the Administrative Agent to ensure the continued perfection and priority of the Administrative Agent’s security interest in any Collateral and the continued obligations of any surviving Subsidiary under the Loan Documents (and in addition, with respect to any Subsidiary listed on Schedule 1 which is in existence prior to the

Reorganization and which is not a Loan Party, on or before the consummation of the Reorganization, the Company shall (A) deliver or cause to be delivered to the Administrative Agent all documents required with respect to Subsidiaries under Section 6.14, and (B) execute, deliver or file such other documents, and take such other action, as may be required by law or reasonably requested by the Administrative Agent to ensure the continued perfection and priority of the Administrative Agent’s security interest in any Collateral), (ii) the trade names for all operating Subsidiaries effected by such Reorganization are maintained, and (iii) the Company provides all necessary notices to manufacturers affected by the Reorganization.

(b) Subject to the terms and conditions set forth herein, the Administrative Agent and the Lenders signatory hereto hereby (i) consent to the Cornerstone Acceptance Joint Venture Transaction, (ii) authorize the Administrative Agent to (x) release the Liens granted to it by Cornerstone Acceptance Corporation, (y) release Cornerstone Acceptance Corporation from its obligations under the Subsidiary Guaranty and the other Loan Documents, and (z) release the pledge by the Company of the Equity Interest in Cornerstone Acceptance Corporation and (iii) agree that any Investment held by the Loan Parties in Cornerstone Acceptance Corporation on and after the Cornerstone Acceptance Joint Venture Transaction shall not be subject to, or be counted against, the $5,000,000 limitation set forth in Section 7.02(i); provided that, on and after the date of effectiveness of the Cornerstone Acceptance Joint Venture Transaction, in no event shall all or any portion of the Finance Receivables Portfolio of Cornerstone Acceptance Corporation be included in the calculation of the Revolving Borrowing Base.

The consents set forth in this Section 1 are limited to the extent specifically set forth above and no other terms, covenants or provisions of the Credit Agreement or any other Loan Document are intended to be effected hereby.

2. Amendments to Credit Agreement. Subject to the terms and conditions set forth herein, the Credit Agreement is hereby amended as follows:

(a) The following definition of “Buyer Notes” is added to Section 1.01 of the Credit Agreement:

“Buyer Notes” means those promissory notes received by the Company or any Subsidiary as partial or full payment consideration for Dispositions of vehicle dealerships or Subsidiaries by the Company or such Subsidiary to the obligors of such promissory notes.”

(b) The definition of “Consolidated EBITDA” in Section 1.01 of the Credit Agreement is amended so that, as amended, the definition shall read as follows:

“Consolidated EBITDA” means for any period, on a consolidated basis for the Company and its Subsidiaries, the sum of the amounts for such period, without duplication, of (a) Consolidated Net Income from Continuing Operations, plus (b) to the extent deducted in computing Consolidated Net Income from Continuing Operations for such period: (i) Consolidated Interest Expense with respect to non-floorplan Indebtedness, excluding any Consolidated Real Property Interest Expense, (ii) Consolidated Interest Expense with respect to Used Vehicle floorplan Indebtedness, (iii) charges against income for foreign, Federal, state and local income taxes, (iv) depreciation expense, (v) amortization expense, including, without limitation, amortization of other intangible assets and transaction costs, (vi) non-cash charges, and (vii) all extraordinary losses, minus (c) to the extent included in computing Consolidated Net Income from Continuing Operations for such period, extraordinary gains.

(c) The definition of “Consolidated Liquidity Ratio” in Section 1.01 of the Credit Agreement is amended so that, as amended, the definition shall read as follows:

“Consolidated Liquidity Ratio” means, as of any date of determination, the ratio of (a) the sum of Consolidated Current Assets plus the Revolving Facility Liquidity Amount to (b) the sum of (i) Consolidated Current Liabilities plus (ii) Indebtedness (whether or not reflected as Indebtedness under GAAP) under all floorplan financing arrangements (but excluding (x) Total Revolving Outstandings and (y) liabilities arising under the 5.25% Convertible Senior Subordinated Notes due May 7, 2009 issued by the Company in an initial aggregate principal amount of $149,500,000, other than such Total Revolving Outstandings and such liabilities under the 5.25% Convertible Senior Subordinated Notes which are scheduled to be due within the two (2) fiscal quarters following such date of determination).

(d) The following definition of “Consolidated Real Property Interest Expense” is added to Section 1.01 of the Credit Agreement:

“Consolidated Real Property Interest Expense” means, for any period, for the Company and its Subsidiaries on a consolidated basis, the sum of all interest (before factory assistance or subsidy), premium payments, debt discount, fees, charges and related expenses of the Company and its Subsidiaries in connection with Permitted Real Estate Indebtedness.

(e) The definition of “Consolidated Total Outstanding Senior Secured Indebtedness” in Section 1.01 of the Credit Agreement is amended, so that, as amended, the definition shall read as follows:

“Consolidated Total Outstanding Senior Secured Indebtedness” means, for any period, for the Company and its Subsidiaries on a consolidated basis, the aggregate outstanding principal amount of Consolidated Funded Indebtedness of the Company and its Subsidiaries other than (i) Subordinated Indenture Indebtedness, (ii) Subordinated Indebtedness permitted by Section 7.03(j) and (iii) any Permitted Real Estate Indebtedness permitted by Section 7.03(l)).

(f) The definition of “Equipment” is amended by adding “trade” before “fixtures” in the second line thereof.

(g) Clause (b) of the definition of “Eligible Equipment” is amended so that, as amended, clause (b) shall read as follows:

(b) that is not subject to the Administrative Agent’s Liens, which are perfected as to such Equipment, or that are subject to any other Lien whatsoever (other than the Equipment described on Schedule 1.01C), and (without limiting the generality of the foregoing) in no event shall “Eligible Equipment” include any Permitted Real Estate Indebtedness Collateral;

(h) Clause (b) of the definition of “Eligible Inventory” is amended so that, as amended, clause (b) shall read as follows:

(b) that is not subject to the Administrative Agent’s Liens, which are perfected as to such Inventory, or that are subject to any other Lien whatsoever, and (without limiting the generality of the foregoing) in no event shall “Eligible Inventory” include any Permitted Real Estate Indebtedness Collateral;

(i) The definition of “New Vehicle” in Section 1.01 of the Credit Agreement is amended, so that, as amended, the definition shall read as follows:

“New Vehicle” means a Vehicle which has never been owned except by a manufacturer, distributor or dealer and has never been registered, and (notwithstanding clause (c) of the definition of “Vehicle”) includes Rental Vehicles and Demonstrators whether or not held for sale.

(j) The following definition of “Permitted Service Loaner Indebtedness” is hereby added to Section 1.01 of the Credit Agreement:

“Permitted Service Loaner Indebtedness” means Indebtedness incurred from time to time by the Company or any current or (so long as no Default shall have occurred and be continuing) future Subsidiary consisting of financing for New Vehicles which are used exclusively by the Company or such Subsidiary as service loaner vehicles for customers of the Company or such Subsidiary that are having their vehicles serviced by the Company or such Subsidiary (collectively, “Service Loaner Vehicles”), which financing is provided by the respective manufacturers or manufacturer-affiliated finance companies to the Company or such Subsidiary, provided that (i) no Subsidiary may initially incur any such Indebtedness at any time that a Default shall have occurred or be continuing; (ii) such financing applies only to Service Loaner Vehicles sold to the Company or such Subsidiary by the respective manufacturer affiliated with said finance company, and that (to the extent that an intercreditor agreement is required to be in effect pursuant to clause (iv) below) the required intercreditor agreement provides that such Service Loaner Vehicles are not subject to a first priority security interest in favor of the Administrative Agent, (iii) such Indebtedness is secured solely by a Lien on said Service Loaner Vehicles sold and so financed and the proceeds thereof, and (iv) unless the Administrative Agent waives such requirement in its sole discretion, the Administrative Agent shall have executed with said affiliate finance company an intercreditor agreement, reasonably satisfactory to the Administrative Agent, setting forth the respective rights of each party in the assets of the Company and such dealerships, (A) in the case of such Indebtedness existing on the Second Amendment Effectiveness Date, within 90 days of the Second Amendment Effective Date, and (B) in all other cases, on or before the incurrence of such Indebtedness.

(k) The following definitions of “Permitted Real Estate Indebtedness” and “Permitted Real Estate Indebtedness Collateral” are hereby added to Section 1.01 of the Credit Agreement:

“Permitted Real Estate Indebtedness” means Indebtedness of the Company or a Subsidiary (including any bankruptcy remote, special purpose Subsidiary described in the proviso immediately following clause (vi) of Section 6.14) owing to non-Affiliated Persons secured solely by Liens on Permitted Real Estate Indebtedness Collateral so long as the amount of such Indebtedness (as measured for any specified real property parcel and improvements (if any) financed thereby) is no greater than eighty-five percent (85%) of the value of such parcel and improvements set forth in an appraisal thereof prepared by a member of the Appraisal Institute and an independent appraisal firm satisfactory to Agent and commissioned in connection with such financing, a copy of which such appraisal has been provided to the Administrative Agent upon its request.

“Permitted Real Estate Indebtedness Collateral” means, with respect to any particular Permitted Real Estate Indebtedness, the applicable real property used (at the time of the incurrence of such Permitted Real Estate Indebtedness) by a Subsidiary of the Company for the operation of a vehicle dealership or a business ancillary thereto, together with related real property rights, improvements, fixtures (other than trade fixtures), insurance payments, leases and rents related thereto and proceeds thereof.

(l) The definition of “Revolving Borrowing Base” is hereby amended by:

(i) inserting the following at the end of clause (A)(ii):

“provided that in no event shall Buyer Notes or the rights or obligations thereunder be considered finance receivables or otherwise be included in the calculation of the Revolving Borrowing Base,” and

(ii) inserting the following at the end of clause (A)(vi):

“, provided that in no event shall all or any portion of the Finance Receivables Portfolio of Cornerstone Acceptance Corporation be included in the calculation of the Revolving Borrowing Base after the effectiveness of the Cornerstone Acceptance Joint Venture Transaction (as defined in the Second Amendment).”

(m) The following definition of “Second Amendment” is hereby added to Section 1.01 of the Credit Agreement:

“Second Amendment” means that certain Amendment No. 2 to Credit Agreement and Security Agreement and Consent dated as of April 24, 2007 among the Company, the New Vehicle Borrowers, Bank of America, as Administrative Agent, Revolving Swing Line Lender, New Vehicle Swing Line Lender, Used Vehicle Swing Line Lender and L/C Issuer, the Lenders party thereto and the Guarantors.

(n) Section 6.14 of the Credit Agreement is hereby amended by:

(i) adding “(or the date a Subsidiary otherwise qualifies as a Restricted Subsidiary)” after “Restricted Subsidiary” in the second line thereof; and

(ii) deleting the period at the end of clause (vi) and inserting the following after such clause:

“; provided that any bankruptcy remote, special purpose Subsidiary formed for the sole purpose of, and engaged solely in the business of, owning real estate and leases thereof, and issuing non-recourse securities in connection with securitizations of such real estate and leases, shall be excluded from the requirements contained in this Section 6.14.”

(o) Section 7.01(l) of the Credit Agreement is amended by deleting the word “and” at the end of such section, renumbering Section 7.01(m) to be Section 7.01(o) and inserting the following new Sections 7.01(m) and (n) so that, as amended, such Sections 7.01(m) and (n) shall read as follows:

“(m) Liens on Permitted Real Estate Indebtedness Collateral securing either Permitted Real Estate Indebtedness permitted by Section 7.03(l) or permitted Guarantees thereof;

(n) Liens securing Permitted Service Loaner Indebtedness, provided that such Liens do not at any time encumber any property other than the New Vehicles financed by such Permitted Service Loaner Indebtedness, and proceeds of such Vehicles; and”

(p) Section 7.02(h) of the Credit Agreement is amended by deleting “and” at the end of such section, Section 7.02(i) of the Credit Agreement is re-numbered as Section 7.04(j) and a new Section 7.04(i) is added, so that, as amended, such Section 7.04(i) shall read as follows:

“(i) Buyer Notes obtained by the Company or a Subsidiary in connection with a Disposition permitted by Section 7.05(i), provided, however, that the aggregate amount of all such Investments at any one time shall not exceed $15,000,000; and”

(q) Section 7.03(k) of the Credit Agreement is hereby amended by deleting the period at the end of such Section, and inserting “;” in lieu thereof, and new Sections 7.03(l) and (m) are added so that, as amended, such Sections 7.03(l) and (m) shall read as follows:

“(l) Permitted Real Estate Indebtedness, provided, however, that the aggregate amount of all such Permitted Real Estate Indebtedness at any one time outstanding shall not exceed $200,000,000; and

“(m) Permitted Service Loaner Indebtedness.”

(r) Section 7.04(d) of the Credit Agreement is amended, so that, as amended, such section shall read as follows:

“(d) any Subsidiary which has Disposed of all or substantially all of its assets in accordance with the terms of this Agreement (i) may be dissolved or have its entity status terminated or (ii) so long as such Subsidiary does not qualify as a Restricted Subsidiary after giving effect to such Disposition, shall promptly at the request of the Company be released by the Administrative Agent from its obligations under the Subsidiary Guaranty and the other Loan Documents, provided that, at any time such Subsidiary thereafter qualifies as an Restricted Subsidiary, the Company shall cause to be delivered to the Administrative Agent all documents required to be delivered by Section 6.14 with respect to such Subsidiary in the timeframes set forth therein.

(s) Section 7.05(g) of the Credit Agreement is amended to correct a typographical error by deleting “Receivables Portfolio” in the second line and inserting “Acceptance Corporation” in lieu thereof.

(t) Clause (b) of Section 9.10 of the Credit Agreement is amended so that, as amended, such clause shall read as follows:

(b) (i) to subordinate any Lien on any property granted to or held by the Administrative Agent under any Loan Document to the holder of any Lien on such property that is permitted by Section 7.01(i) or to the interests of any lessor or purchaser of accounts receivable in assets that are owned by such Person and not by any Loan Party and (ii) to enter into intercreditor arrangements with holders of Permitted Real Estate Indebtedness for the purpose of releasing or subordinating any Lien of the Administrative Agent on property that constitutes Permitted Real Estate Indebtedness Collateral.

(u) Exhibit H (Form of Compliance Certificate) is hereby amended so that, as amended, such exhibits shall be Exhibit H as attached to this Agreement

(v) Exhibits L-1 (Form of Revolving Borrowing Base Certificate) and L-2 (Form of Used Vehicle Borrowing Base Certificate) to the Credit Agreement are hereby amended so that, as amended, such exhibits shall be Exhibit L-1 and Exhibit L-2, respectively, as attached to this Agreement.

3. Amendments to Security Agreement. Subject to the terms and conditions set forth herein, the Security Agreement is hereby amended as follows:

(a) The second recital of the Security Agreement is amended, so that, as amended, the recital shall read as follows:

“WHEREAS, as collateral security for payment and performance of the Obligations and the obligations and liabilities of any Loan Party now existing or hereafter arising under Related Swap Contracts, each Borrower and each other Grantor (other than the Silo Subsidiaries) is willing to grant to the Administrative Agent for the benefit of the Secured Parties a security interest in certain of its personal property and assets pursuant to the terms of this Security Agreement; and”

(b) The fourth, fifth and sixth recitals of the Security Agreement are amended so that, as amended, the recitals shall read as follows, respectively:

“WHEREAS, each Grantor will materially benefit from the Loans to be made, and the Letters of Credit to be issued, under the Credit Agreement; and”

“WHEREAS, each Borrower and each other Grantor (other than the Silo Subsidiaries) is a party (as signatory or by joinder) to a Guaranty pursuant to which such Borrower or such Grantor guarantees the Obligations of the other Loan Parties; and”

“WHEREAS, each Silo Subsidiary is a party (as signatory or by joinder) to a Guaranty pursuant to which such Silo Subsidiary guarantees the Obligations (other than Obligations in respect of the New Vehicle Facility) of the other Loan Parties; and”

(c) The introduction of Section 2 of the Security Agreement is amended, so that, as amended, the introduction shall read as follows:

“2. Grant of Security Interest. Each Borrower hereby grants as collateral security for the payment, performance and satisfaction of all of its Obligations and the obligations and liabilities of any Loan Party now existing or hereafter arising under Related Swap Contracts, and each other Grantor hereby grants as collateral security for the payment, performance and satisfaction of all of its Guarantor’s Obligations (as defined in its Guaranty) and the payment and performance of its obligations and liabilities (whether now existing or hereafter arising) hereunder or under any of the other Loan Documents to which it is now or hereafter becomes a party (such obligations and liabilities of the Borrowers and the other Grantors referred to collectively as the “Secured Obligations”), to the Administrative Agent for the benefit of the Secured Parties a continuing first priority security interest in and to, and collaterally assigns to the Administrative Agent for the benefit of the Secured Parties, all of the personal property and trade fixtures of such Grantor or in which such Grantor has or may have or acquire an interest or the power to transfer rights therein, whether now owned or existing or hereafter created, acquired or arising and wheresoever located, including the following:”

(d) Section 2(d) of the Security Agreement is amended by inserting “trade” before “fixtures” in the third line thereof.

4. Effectiveness; Conditions Precedent. This Agreement and the amendments to the Credit Agreement and Security Agreement herein provided shall become effective upon satisfaction of the following conditions precedent:

(a) the Administrative Agent shall have received counterparts of this Agreement, duly executed by each Borrower, Bank of America, as Administrative Agent, Revolving Swing Line Lender, New Vehicle Swing Line Lender, Used Vehicle Swing Line Lender and L/C Issuer, each Guarantor and the Required Lenders; and

(b) all fees and expenses payable to the Administrative Agent and the Lenders (including the fees and expenses of counsel to the Administrative Agent) to the extent invoiced on or prior to the Agreement Date shall have been paid in full (without prejudice to final settling of accounts for such fees and expenses).

5. Consent of the Guarantors. Each Guarantor hereby consents, acknowledges and agrees to the amendments set forth herein and hereby confirms and ratifies in all respects the Guaranty to which such Guarantor is a party (including without limitation the continuation of such Guarantor’s payment and performance obligations thereunder upon and after the effectiveness of this Agreement and the amendments contemplated hereby) and the enforceability of such Guaranty against such Guarantor in accordance with its terms.

6. Representations and Warranties. In order to induce the Administrative Agent and the Lenders to enter into this Agreement, each Loan Party represents and warrants to the Administrative Agent and the Lenders as follows:

(a) The representations and warranties made by each Loan Party in Article V of the Credit Agreement and in each of the other Loan Documents to which such Loan Party is a party are true and correct on and as of the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date;

(b) The Persons appearing as Guarantors on the signature pages to this Agreement constitute all Persons who are required to be Guarantors pursuant to the terms of the Credit Agreement and the other Loan Documents, including without limitation all Persons who became Subsidiaries or were otherwise required to become Guarantors after the Closing Date, and each of such Persons has become and remains a party to a Guaranty as a Guarantor;

(c) This Agreement has been duly authorized, executed and delivered by the Borrowers and Guarantors party hereto and constitutes a legal, valid and binding obligation of such parties, except as may be limited by general principles of equity or by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally;

(d) No Default or Event of Default has occurred and is continuing;

(e) The Collateral, either individually or collectively, consented to be released by this Agreement does not comprise all or substantially all of the Collateral; and

(f) The value of the Subsidiary Guaranty attributable to the Subsidiaries consented to be released from the Loan Documents by this Agreement, either individually or collectively, does not comprise all or substantially all of the value of the Subsidiary Guaranty.

7. Entire Agreement. This Agreement, together with all the Loan Documents (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter. No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other in relation to the subject matter hereof or thereof. None of the terms or conditions of this Agreement may be changed, modified, waived or canceled orally or otherwise, except in writing and in accordance with Section 10.01 of the Credit Agreement.

8. Full Force and Effect of Agreement. Except as hereby specifically amended, modified or supplemented, the Credit Agreement, the Security Agreement and all other Loan Documents are hereby confirmed and ratified in all respects and shall be and remain in full force and effect according to their respective terms.

9. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or electronic delivery (including by .pdf) shall be effective as delivery of a manually executed counterpart of this Agreement.

10. Governing Law. This Agreement shall in all respects be governed by, and construed in accordance with, the laws of the State of North Carolina applicable to contracts executed and to be performed entirely within such State, and shall be further subject to the provisions of Section 10.14 of the Credit Agreement.

11. Enforceability. Should any one or more of the provisions of this Agreement be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

12. References. All references in any of the Loan Documents to the “Credit Agreement” shall mean the Credit Agreement, as amended hereby and as further amended, supplemented or otherwise modified from time to time. All references in any of the Loan Documents to the “Security Agreement” shall mean the Security Agreement, as amended hereby and as further amended, supplemented or otherwise modified from time to time.

13. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Borrowers, the Administrative Agent, each of the Guarantors and Lenders, and their respective successors, legal representatives, and assignees to the extent such assignees are permitted assignees as provided in Section 10.06 of the Credit Agreement.

[Signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be made, executed and delivered by their duly authorized officers as of the day and year first above written.

COMPANY:

SONIC AUTOMOTIVE, INC., as a Borrower and as a Guarantor

By:	/s/ Michael C. Dickerson
Name:	Michael C. Dickerson
Title:	Treasurer

NEW VEHICLE BORROWERS:

AVALON FORD, INC.
CAPITOL CHEVROLET AND IMPORTS, INC.
FAA AUTO FACTORY, INC.
FAA BEVERLY HILLS, INC.
FAA CAPITOL N, INC.
FAA CONCORD H, INC.
FAA CONCORD T, INC.
FAA DUBLIN N, INC.
FAA DUBLIN VWD, INC.
FAA LAS VEGAS H, INC.
FAA POWAY T, INC.
FAA SAN BRUNO, INC.
FAA SANTA MONICA V, INC.
FAA SERRAMONTE H, INC.
FAA SERRAMONTE L, INC.
FAA SERRAMONTE, INC.
FAA STEVENS CREEK, INC.
FORT MYERS COLLISION CENTER, LLC
FRANCISCAN MOTORS, INC.
KRAMER MOTORS INCORPORATED
MARCUS DAVID CORPORATION
MOUNTAIN STATES MOTORS CO., INC.
ONTARIO L, LLC
PHILPOTT MOTORS, LTD., in each case as a New Vehicle Borrower and as a Guarantor

By:	/s/ David P. Cosper
Name:	David P. Cosper
Title:	Vice President/Treasurer

AMENDMENT NO. 2 TO CREDIT AGREEMENT AND SECURITY AGREEMENT

AND CONSENT

Signature Page

RIVERSIDE NISSAN, INC.
SAI AL HC2, INC. (formerly SONIC – WILLIAMS BUICK, INC.)
SANTA CLARA IMPORTED CARS, INC.,
SONIC – 2185 CHAPMAN RD., CHATTANOOGA, LLC
SONIC ADVANTAGE PA, L.P.
SONIC – ANN ARBOR IMPORTS, INC.
SONIC AUTOMOTIVE – 1400 AUTOMALL DRIVE, COLUMBUS, INC.
SONIC AUTOMOTIVE – 1455 AUTOMALL DRIVE, COLUMBUS, INC.
SONIC AUTOMOTIVE – 1500 AUTOMALL DRIVE, COLUMBUS, INC.
SONIC AUTOMOTIVE 5260 PEACHTREE INDUSTRIAL BLVD., LLC
SONIC AUTOMOTIVE – 6008 N. DALE MABRY, FL, INC.
SONIC AUTOMOTIVE – 9103 E. INDEPENDENCE, NC, LLC
SONIC – BETHANY H, INC.
SONIC – BUENA PARK H, INC.
SONIC – CADILLAC D, L.P.
SONIC – CALABASAS A, INC.
SONIC – CALABASAS V, INC.
SONIC – CAPITOL IMPORTS, INC.
SONIC – CARROLLTON V, L.P.
SONIC – CLEAR LAKE VOLKSWAGEN, L.P.
SONIC – CREST H, LLC
SONIC – DENVER T, INC.
SONIC – DOWNEY CADILLAC, INC.
SONIC – ENGLEWOOD M, INC.
SONIC – FM VW, INC.
SONIC – FORT WORTH T, L.P.
SONIC – FREELAND, INC.
SONIC – HARBOR CITY H, INC.
SONIC – HOUSTON V, L.P.
SONIC – JERSEY VILLAGE VOLKSWAGEN, L.P.
SONIC – LAKE NORMAN DODGE, LLC
SONIC – LLOYD NISSAN, INC.
SONIC – LUTE RILEY, L.P. in each case as a New Vehicle Borrower and as a Guarantor

By:	/s/ David P. Cosper
Name:	David P. Cosper
Title:	Vice President/Treasurer

AMENDMENT NO. 2 TO CREDIT AGREEMENT AND SECURITY AGREEMENT

AND CONSENT

Signature Page

SONIC – MANHATTAN FAIRFAX, INC.
SONIC – MASSEY CHEVROLET, INC.
SONIC – MESQUITE HYUNDAI, L.P.
SONIC MOMENTUM JVP, L.P.
SONIC MOMENTUM VWA, L.P.
SONIC MONTGOMERY B, INC.
SONIC – NEWSOME OF FLORENCE, INC.
SONIC – NORTH CHARLESTON, INC.
SONIC – OKLAHOMA T, INC.
SONIC – ROCKVILLE IMPORTS, INC.
SONIC – ROCKVILLE MOTORS, INC.
SONIC SANTA MONICA S, INC.
SONIC – SERRAMONTE I, INC.
SONIC – SHOTTENKIRK, INC.
SONIC – STEVENS CREEK B, INC.
SONIC TYSONS CORNER H, INC.
SONIC TYSONS CORNER INFINITI, INC.
SONIC – UNIVERSITY PARK A, L.P.
SONIC – VOLVO LV, LLC
SONIC – WEST COVINA T, INC.
SONIC – WILLIAMS IMPORTS, INC.
SONIC – WILLIAMS MOTORS, LLC
SPEEDWAY CHEVROLET, INC.
VILLAGE IMPORTED CARS, INC.
WINDWARD, INC.
WRANGLER INVESTMENTS, INC., in each case as a New Vehicle Borrower and as a Guarantor

By:	/s/ David P. Cosper
Name:	David P. Cosper
Title:	Vice President/Treasurer

OTHER GUARANTORS:

ARNGAR, INC.
AUTOBAHN, INC.
COBB PONTIAC-CADILLAC, INC.
CORNERSTONE ACCEPTANCE CORPORATION

By:	/s/ David P. Cosper
Name:	David P. Cosper
Title:	Vice President/Treasurer

AMENDMENT NO. 2 TO CREDIT AGREEMENT AND SECURITY AGREEMENT

AND CONSENT

Signature Page

FAA CAPITOL F, INC.
FAA HOLDING CORP.
FAA POWAY G, INC.
FAA POWAY H, INC.
FAA TORRANCE CPJ, INC.
FIRSTAMERICA AUTOMOTIVE, INC.
FORT MILL FORD, INC.
FREEDOM FORD, INC.
FRONTIER OLDSMOBILE – CADILLAC, INC.
L DEALERSHIP GROUP, INC.
MASSEY CADILLAC, INC., a Tennessee corporation
ROYAL MOTOR COMPANY, INC.
SAI AL HC1, INC. (formerly SONIC MONTGOMERY FLM, INC.)
SAI FL HC6, INC. (formerly SONIC AUTOMOTIVE – BONDESEN, INC.)
SAI GA HC1, LP (formerly SONIC – STONE MOUNTAIN CHEVROLET, L.P.)
SONIC AGENCY, INC.
SONIC AUTOMOTIVE – 1720 MASON AVE., DB, INC.
SONIC AUTOMOTIVE – 1720 MASON AVE., DB, LLC
SONIC AUTOMOTIVE 2752 LAURENS RD., GREENVILLE, INC.
SONIC AUTOMOTIVE – 3401 N. MAIN, TX, L.P.
SONIC AUTOMOTIVE – 3700 WEST BROAD STREET, COLUMBUS, INC.
SONIC AUTOMOTIVE – 4000 WEST BROAD STREET, COLUMBUS, INC.
SONIC AUTOMOTIVE – 4701 I – 10 EAST, TX, L.P.
SONIC AUTOMOTIVE – CLEARWATER, INC.
SONIC AUTOMOTIVE F&I, LLC
SONIC AUTOMOTIVE OF CHATTANOOGA, LLC
SONIC AUTOMOTIVE OF GEORGIA, INC.
SONIC AUTOMOTIVE OF NASHVILLE, LLC
SONIC AUTOMOTIVE OF NEVADA, INC.
SONIC AUTOMOTIVE OF TENNESSEE, INC.
SONIC AUTOMOTIVE OF TEXAS, L.P.
SONIC AUTOMOTIVE SERVICING COMPANY, LLC

By:	/s/ David P. Cosper
Name:	David P. Cosper
Title:	Vice President/Treasurer

AMENDMENT NO. 2 TO CREDIT AGREEMENT AND SECURITY AGREEMENT

AND CONSENT

Signature Page

SONIC AUTOMOTIVE SUPPORT, LLC
SONIC AUTOMOTIVE WEST, LLC
SONIC – CAMP FORD, L.P.
SONIC – CAPITOL CADILLAC, INC.
SONIC – CARSON F, INC.
SONIC – CARSON LM, INC.
SONIC – COAST CADILLAC, INC.
SONIC – CREST CADILLAC, LLC
SONIC DEVELOPMENT, LLC
SONIC DIVISIONAL OPERATIONS, LLC
SONIC – FM AUTOMOTIVE, LLC
SONIC – FM, INC.
SONIC – FORT MILL DODGE, INC.
SONIC – FRANK PARRA AUTOPLEX, L.P.
SONIC FREMONT, INC.
SONIC – GLOBAL IMPORTS, L.P.
SONIC HOUSTON JLR, LP
SONIC HOUSTON LR, L.P.
SONIC – LAS VEGAS C EAST, LLC
SONIC – LAS VEGAS C WEST, LLC
SONIC – LLOYD PONTIAC – CADILLAC, INC.
SONIC – LONE TREE CADILLAC, INC.
SONIC – LS CHEVROLET, L.P.
SONIC – LS, LLC
SONIC – MASSEY PONTIAC BUICK GMC, INC.
SONIC MOMENTUM B, L.P.
SONIC NASHVILLE M, LLC
SONIC – NEWSOME CHEVROLET WORLD, INC.
SONIC – NORTH CADILLAC, INC.
SONIC – NORTH CHARLESTON DODGE, INC.
SONIC OF TEXAS, INC.
SONIC PEACHTREE INDUSTRIAL BLVD., L.P.
SONIC – PLYMOUTH CADILLAC, INC.
SONIC – READING, L.P.
SONIC RESOURCES, INC.
SONIC – RICHARDSON F, L.P.
SONIC – RIVERSIDE, INC.
SONIC – SANFORD CADILLAC, INC.
SONIC SANTA MONICA M, INC.
SONIC – SATURN OF SILICON VALLEY, INC.
SONIC – STONE MOUNTAIN T, L.P.

By:	/s/ David P. Cosper
Name:	David P. Cosper
Title:	Vice President/Treasurer

AMENDMENT NO. 2 TO CREDIT AGREEMENT AND SECURITY AGREEMENT

AND CONSENT

Signature Page

SONIC WALNUT CREEK M, INC.
SONIC – WEST RENO CHEVROLET, INC.
SONIC – WILLIAMS CADILLAC, INC.
SONIC WILSHIRE CADILLAC, INC.
SRE ALABAMA – 5, LLC
SRE CALIFORNIA – 2, LLC
SRE FLORIDA – 1, LLC
SRE FLORIDA – 2, LLC
SRE HOLDING, LLC
SRE NORTH CAROLINA – 2, LLC
SRE OKLAHOMA – 1, LLC
SRE OKLAHOMA – 2, LLC
SRE OKLAHOMA – 5, LLC
SRE SOUTH CAROLINA – 3, LLC
SRE TEXAS – 1, L.P.
SRE TEXAS – 2, L.P.
SRE TEXAS – 3, L.P.
SRE TEXAS – 4, L.P.
SRE TEXAS – 5, L.P.
SRE TEXAS – 6, L.P.
SRE TEXAS – 8, L.P.
SRE VIRGINIA – 1, LLC
SREALESTATE ARIZONA – 2, LLC
SREALESTATE ARIZONA – 3, LLC
STEVENS CREEK CADILLAC, INC.
TOWN AND COUNTRY FORD, INCORPORATED
Z MANAGEMENT, INC.

By:	/s/ David P. Cosper
Name:	David P. Cosper
Title:	Vice President/Treasurer

AMENDMENT NO. 2 TO CREDIT AGREEMENT AND SECURITY AGREEMENT

AND CONSENT

Signature Page

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Anne M. Zeschke
Name:	Anne M. Zeschke
Title:	Assistant Vice President

AMENDMENT NO. 2 TO CREDIT AGREEMENT AND SECURITY AGREEMENT

AND CONSENT

Signature Page

LENDERS:

BANK OF AMERICA, N.A., as a Lender, Revolving Swing Line Lender, New Vehicle Swing Line Lender, Used Vehicle Swing Line Lender and L/C Issuer

By:	/s/ M. Patricia Kay
Name:	M. Patricia Kay
Title:	Senior Vice President

AMENDMENT NO. 2 TO CREDIT AGREEMENT AND SECURITY AGREEMENT

AND CONSENT

Signature Page

JPMORGAN CHASE BANK, N.A., as Syndication Agent and as a Lender

By:
Name:
Title:

AMENDMENT NO. 2 TO CREDIT AGREEMENT AND SECURITY AGREEMENT

AND CONSENT

Signature Page

TOYOTA MOTOR CREDIT CORPORATION, as Documentation Agent and as a Lender

By:	/s/ Mark Doi
Name:	Mark Doi
Title:	National Dealer Credit Manager

AMENDMENT NO. 2 TO CREDIT AGREEMENT AND SECURITY AGREEMENT

AND CONSENT

Signature Page

BMW FINANCIAL SERVICES NA, LLC, as a Lender

By:
Name:
Title:

AMENDMENT NO. 2 TO CREDIT AGREEMENT AND SECURITY AGREEMENT

AND CONSENT

Signature Page

CAROLINA FIRST BANK, as a Lender

By:	/s/ Kevin M. Short
Name:	Kevin M. Short
Title:	Senior Vice President

AMENDMENT NO. 2 TO CREDIT AGREEMENT AND SECURITY AGREEMENT

AND CONSENT

Signature Page

COMERICA BANK, as a Lender

By:	/s/ David M. Garbarz
Name:	David M. Garbarz
Title:	First Vice President

AMENDMENT NO. 2 TO CREDIT AGREEMENT AND SECURITY AGREEMENT

AND CONSENT

Signature Page

FIFTH THIRD BANK, as a Lender

By:	/s/ Mark Olson
Name:	Mark Olson
Title:	Vice President

AMENDMENT NO. 2 TO CREDIT AGREEMENT AND SECURITY AGREEMENT

AND CONSENT

Signature Page

GENERAL ELECTRIC CAPITAL CORPORATION, as a Lender

By:	/s/ Rebecca A. Ford
Name:	Rebecca A. Ford
Title:	Duly Authorized Signatory

AMENDMENT NO. 2 TO CREDIT AGREEMENT AND SECURITY AGREEMENT

AND CONSENT

Signature Page

KEYBANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Joe Haddow
Name:	Joe Haddow
Title:	Vice President

AMENDMENT NO. 2 TO CREDIT AGREEMENT AND SECURITY AGREEMENT

AND CONSENT

Signature Page

NISSAN MOTOR ACCEPTANCE CORPORATION, as a Lender

By:
Name:
Title:

AMENDMENT NO. 2 TO CREDIT AGREEMENT AND SECURITY AGREEMENT

AND CONSENT

Signature Page

SOVEREIGN BANK, as a Lender

By:	/s/ Kyle S. Bourque
Name:	Kyle S. Bourque
Title:	Vice President

AMENDMENT NO. 2 TO CREDIT AGREEMENT AND SECURITY AGREEMENT

AND CONSENT

Signature Page

SUNTRUST BANK, as a Lender

By:	/s/ Sarah H. Anderson
Name:	Sarah H. Anderson
Title:	Vice President

AMENDMENT NO. 2 TO CREDIT AGREEMENT AND SECURITY AGREEMENT

AND CONSENT

Signature Page

WACHOVIA BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Michael R. Burkitt
Name:	Michael R. Burkitt
Title:	Senior Vice President

AMENDMENT NO. 2 TO CREDIT AGREEMENT AND SECURITY AGREEMENT

AND CONSENT

Signature Page

WORLD OMNI FINANCIAL CORP., as a Lender

By:
Name:
Title:

AMENDMENT NO. 2 TO CREDIT AGREEMENT AND SECURITY AGREEMENT

AND CONSENT

Signature Page

EXHIBIT H

FORM OF COMPLIANCE CERTIFICATE

Financial Statement Date:                 ,

To:	Bank of America, N.A., as Administrative Agent

Ladies and Gentlemen:

Reference is made to that certain Credit Agreement, dated as of February 17, 2006 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement” the terms defined therein being used herein as therein defined), among SONIC AUTOMOTIVE, INC., a Delaware corporation (the “Company”), certain Subsidiaries of the Company from time to time party thereto (each a “New Vehicle Borrower” and collectively with the Company, the “Borrowers”), the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, L/C Issuer, Revolving Swing Line Lender, New Vehicle Swing Line Lender, and Used Vehicle Swing Line Lender. All terms used herein but not otherwise defined herein have the respective meanings given thereto in the Credit Agreement.

The undersigned Responsible Officer hereby certifies as of the date hereof that he/she is the                                          of the Company, and that, as such, he/she is authorized to execute and deliver this Certificate to the Administrative Agent on the behalf of the Company, and that:

[Use following paragraph 1 for fiscal year-end financial statements]

1. Attached hereto as Schedule 1 are the year-end audited financial statements required by Section 6.01(a) of the Agreement for the fiscal year of the Company ended as of the above date, together with the report and opinion of an independent certified public accountant required by such section.

[Use following paragraph 1 for fiscal quarter-end financial statements]

1. Attached hereto as Schedule 1 are the unaudited financial statements required by Section 6.01(b) of the Credit Agreement for the fiscal quarter of the Company ended as of the above date. Such financial statements fairly present the financial condition, results of operations and cash flows of the Company and its Subsidiaries in accordance with GAAP as at such date and for such period, subject only to normal year-end audit adjustments and the absence of footnotes.

2. The undersigned has reviewed and is familiar with the terms of the Credit Agreement and has made, or has caused to be made under his/her supervision, a detailed review of the transactions and condition (financial or otherwise) of the Company and its Subsidiaries during the accounting period covered by the attached financial statements.

Form of Compliance Certificate

3. A review of the activities of the Borrowers during such fiscal period has been made under the supervision of the undersigned with a view to determining whether during such fiscal period each Loan Party has performed and observed all of its Obligations under the Loan Documents, and

[select one:]

[to the best knowledge of the undersigned during such fiscal period, each Borrower performed and observed each covenant and condition of the Loan Documents applicable to it, and no Default has occurred and is continuing.]

—or—

[the following covenants or conditions have not been performed or observed and the following is a list of each such Default and its nature and status:]

4. The representations and warranties of the Company and each New Vehicle Borrower contained in Article V of the Credit Agreement, and any representations and warranties of any Loan Party that are contained in any document furnished at any time under or in connection with the Loan Documents, are true and correct on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and except that for purposes of this Compliance Certificate, the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement, including the statements in connection with which this Compliance Certificate is delivered.

5. The financial covenant analyses and information set forth on Schedule 2 attached hereto are true and accurate on and as of the date of this Certificate.

IN WITNESS WHEREOF, the undersigned has executed this Certificate as of                     ,             .

SONIC AUTOMOTIVE, INC.

By:
Name:
Title:

Form of Compliance Certificate

SCHEDULE 1

to the Compliance Certificate

Financial Statements

Form of Compliance Certificate

For the Quarter/Year ended                                          (“Statement Date”)

SCHEDULE 2

to the Compliance Certificate

($ in 000’s)

I.	Section 7.11(a) – Consolidated Liquidity Ratio.

Numerator:
	A.	Consolidated Current Assets at Statement Date:		$

	B.	Revolving Facility Liquidity Amount at Statement Date:

		1.	Revolving Advance Limit:

			(a) Aggregate Revolving Commitments at Statement Date:	$

			(b) The Reserve Commitment at Statement Date:	$

			(c) Lines I.B.1(a) – I.B.1(b):	$

			(d) The Revolving Borrowing Base at Statement Date:	$

			(e) The Reserve Commitment at Statement Date:	$

			(f) Lines I.B.1(d) – I.B.1(e):	$

			(g) The lesser of Lines I.B.1(c) and I.B.1(f):	$

		2.	Total Revolving Outstandings at Statement Date:	$

		3.	Lines I.B.1(g) – I.B.2:	$

		4.	The largest principal amount of Revolving Committed Loans that may be borrowed under the Revolving Credit Facility without resulting in an Event of Default under Section 7.11(c) of the Credit Agreement (on a pro forma basis as of the Statement Date) after giving pro forma effect to such Revolving Committed Loans:	$

		5.	Revolving Facility Liquidity Amount at Statement Date (Lesser of Lines I.B.3 and I.B.4):	$

	C.	Numerator: Lines I.A. + I.B.5:		$

Denominator:
	D.	Consolidated Current Liabilities at Statement Date:		$

Form of Compliance Certificate

E.

Indebtedness (whether or not reflected as Indebtedness under GAAP) under all floorplan financing arrangements (but excluding (x) Total Revolving Outstandings and (y) liabilities arising under the 5.25% Convertible Senior Subordinated Notes due May 7, 2009 issued by the Company in an initial aggregate principal amount of $149,500,000, other than such Total Revolving Outstandings and such liabilities arising under the 5.25% Convertible Senior Subordinated Notes which are scheduled to be due within two (2) fiscal quarters of Statement Date) at Statement Date:

$

	F.	Denominator: Lines I.D. + I.E:		$

	G.	Consolidated Liquidity Ratio (Lines I.C. ÷ I.F.):		to 1

		Minimum Required:		1.15 to 1.00

II.	Section 7.11 (b) – Consolidated Fixed Charge Coverage Ratio.

Numerator:
	A.	Consolidated EBITDAR for four consecutive fiscal quarters ending on above date (“Subject Period”):

		1.	Consolidated Net Income from Continuing Operations for Subject Period:	$

		2.	Consolidated Interest Expense with respect to non-floorplan Indebtedness for Subject Period* :	$

		3.	Consolidated Interest Expense with respect to Used Vehicle floorplan Indebtedness for Subject Period*:	$

		4.	Charges against income for income taxes for Subject Period*:	$

		5.	Depreciation expenses for Subject Period*:	$

		6.	Amortization expenses (including, without limitation, amortization of other intangible assets and transaction costs) for Subject Period*:	$

		7.	Non-cash charges for Subject Period*:	$

		8.	Extraordinary losses for Subject Period*:	$

		9.	Consolidated Rental Expense for Subject Period*:	$

*	To the extent deducted in computing Consolidated Net Income from Continuing Operations in Line II.A.1. above.

Form of Compliance Certificate

		10.	Extraordinary gains (to the extent included in computing Consolidated Net Income from Continuing Operations in Line II.A.1. above) for Subject Period**:	$

		11.	Consolidated EBITDAR for Subject Period ((Lines II.A.1 + 2+3+4 + 5 + 6 + 7 + 8 + 9 - 10):	$

	B.	Assumed franchised vehicle dealership maintenance and capital expenditures during Subject Period:

		1.	$150,000

		2.	Average daily number of physical dealership locations at which the Subsidiaries operated franchised vehicle dealerships during the Subject Period =

		3	Line IV.B.1 multiplied by Line IV.B.2:	$

	C.	Numerator: Consolidated EBITDAR less assumed franchised vehicle dealership maintenance and capital expenditures during Subject Period (Lines II.A.11 – II.B.3):		$

Denominator:
	D.	Consolidated Fixed Charges for Subject Period:

		1.	Consolidated Interest Expense with respect to non-floorplan Indebtedness for Subject Period:	$
		2.	Consolidated Interest Expense with respect to Used Vehicle floorplan Indebtedness for Subject Period:	$
		3.	Consolidated Principal Payments for Subject Period:	$
		4.	Consolidated Rental Expenses for Subject Period:	$
		5.	Income taxes paid in cash during Subject Period:	$
		6.	Denominator: Consolidated Fixed Charges for Subject Period (Lines II.D.1 + 2 + 3 + 4 +5):	$

	E.	Consolidated Fixed Charge Coverage Ratio (Line II.C ÷ Line II.D.6):		to 1

		Minimum Required:		1.20 to 1.00

III.	Section 7.11 (c) – Consolidated Total Senior Secured Debt to EBITDA Ratio.

	A.	Consolidated Total Outstanding Senior Secured Indebtedness at Statement Date:

**	To the extent included in computing Consolidated Net Income from Continuing Operations in Line II.A.1. above

Form of Compliance Certificate

	1.	Aggregate outstanding principal amount of Consolidated Funded Indebtedness at Statement Date:	$

	2.	Aggregate outstanding principal amount of Indebtedness under New Vehicle Floorplan Facility at Statement Date:	$

	3.	Aggregate outstanding principal amount of Indebtedness under Permitted Silo Indebtedness at Statement Date:	$

	4.	Aggregate amount of all Permitted Real Estate Indebtedness permitted by Section 7.03(l) of the Credit Agreement) at Statement Date:	$

	5.	Aggregate outstanding principal amount of Subordinate Indenture Indebtedness at Statement Date:	$

	6.	Aggregate outstanding principal amount of Subordinated Indebtedness permitted by permitted by Section 7.03(j) of the Credit Agreement at Statement Date:	$

	7.	Consolidated Total Outstanding Senior Secured Indebtedness at Statement Date (Lines III.A.1 – 2 – 3 – 4 – 5 – 6):	$

B.	Consolidated EBITDA for Subject Period:		$

	1.	Consolidated Net Income from Continuing Operations for Subject Period (See also Line A.II.1 above)):	$

	2.	Consolidated Interest Expense with respect to non-floorplan Indebtedness for Subject Period* ( See also Line A.II.2 above):	$

	3.	Consolidated Real Property Interest Expense:	$

	4.	Permitted Consolidated Interest Expense with respect to non-floorplan Indebtedness for Subject Period* (Line III.B.2 – 3):	$

*	To the extent deducted in computing Consolidated Net Income from Continuing Operations in Line III.B.1. above.
*	To the extent deducted in computing Consolidated Net Income from Continuing Operations in Line III.B.1. above.

Form of Compliance Certificate

	5.	Consolidated Interest Expense with respect to Used Vehicle floorplan Indebtedness for Subject Period*(See also Line A.II.3 above):	$

	6.	Charges against income for income taxes for Subject Period**(See also Line A.II.4 above):	$

	7.	Depreciation expenses for Subject Period**(See also Line A.II.5 above):	$

	8.	Amortization expenses (including, without limitation, amortization of other intangible assets and transaction costs) for Subject Period**(See also Line A.II.6 above):	$

	9.	Non-cash charges for Subject Period**(See also Line A.II.7 above):	$

	10.	Extraordinary losses for Subject Period**(See also Line A.II.8 above):	$

	11.	Extraordinary gains (to the extent included in computing Consolidated Net Income from Continuing Operations in Line III.B.1. above) for Subject Period**:	$

	12.	Consolidated EBITDA for Subject Period ((Lines III.B.1 + 4 + 5 + 6 + 7 + 8 + 9 + 10 - 11):	$

C.	Consolidated Total Senior Secured Debt to EBITDA Ratio (Line III.A.7 ÷ Line III.B.12):		to 1

	Maximum permitted:		2.25 to 1.00

**	To the extent included in computing Consolidated Net Income from Continuing Operations in Line III.B.1. above

Form of Compliance Certificate

EXHIBIT L-1

FORM OF REVOLVING BORROWING BASE CERTIFICATE

To:	Bank of America, N.A., as Administrative Agent

Ladies and Gentlemen:

Reference is made to that certain Credit Agreement, dated as of February 17, 2006 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement;” the terms defined therein being used herein as therein defined), among Sonic Automotive, Inc., a Delaware corporation (the “Company”), certain Subsidiaries of the Company from time to time party thereto, the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, L/C Issuer, Revolving Swing Line Lender, New Vehicle Swing Line Lender, and Used Vehicle Swing Line Lender. Terms used herein not otherwise defined herein have the respective meanings given thereto in the Credit Agreement.

The undersigned Responsible Officer of the Company hereby certifies as of the date hereof that at the close of business on [                        ] (the “Calculation Date”) the Revolving Borrowing Base 1 was $                , computed as set forth on the schedule attached hereto.

SONIC AUTOMOTIVE, INC.

By:
Its:
Date:

[1]	See definition of Revolving Borrowing Base in the Credit Agreement.

REVOLVING BORROWING BASE SCHEDULE

Available Revolving Borrowing Base Amount
			Column 1	Column 2
I.	Eligible Accounts
	A.	Net Book Value of factory receivables	$
	B.	Net Book Value of warranty claims receivables – factory	$
	C.	Net Book Value of warranty claims receivables – other	$
	D.	2210 – A/R factory holdback	$
	E.	Net Book Value of Accounts which constitute factory receivables, net of holdback (Lines I.A + B + C – D)	$
	F.	Net Book Value of Accounts described in Line I.E which are subject to any Lien (other than the Administrative Agent’s Lien)[2]	$
	G.	Net Book Value of any other Accounts described in Line I.E which fail to satisfy any of the requirements set forth in the definition of “Eligible Accounts” in the Credit Agreement	$
	H.	Lines I.F + G	$
	I.	Net Book Value of Eligible Accounts which constitute factory receivables, net of holdback (Lines I.E – H)	$
	J.	Line I.I x 80%		$
	K.	Net Book Value of Accounts which constitute current finance receivables	$
	L.	Net Book Value of Accounts described in Line I.K which are subject to any Lien (other than the Administrative Agent’s Lien)	$
	M.	Net Book Value of any other Accounts described In Line I.K which fail to satisfy any of the requirements set forth in the definition of “Eligible Accounts” in the Credit Agreement	$
	N.	Lines I.L + M	$

[2]	Administrative Agent’s Lien means a first priority, perfected Lien of the Administrative Agent (for the benefit of the Secured Parties) pursuant to the Loan Documents.

	O.	Net Book Value of Eligible Accounts which constitute current finance receivables (Lines I.K – N)	$
	P.	Line I.O x 80%		$
	Q.	Net Book Value of Accounts which constitute receivables for parts and services	$
	R.	Allowance for doubtful Accounts described in Line I.Q	$
	S.	Amounts payable in connection with parts and services related to the Accounts described in Line I.Q	$
	T.	Lines I.R + S	$
	U.	Lines I.Q – T	$
	V.	Net Book Value of Accounts described in Line I.U which are subject to any Lien other than the Administrative Agent’s Lien	$
	W.	Net Book Value of any other Accounts described in Line I.U which fail to satisfy any of the requirements set forth in the definition of “Eligible Accounts” in the Credit Agreement	$
	X.	Lines I.V + W	$
	Y.	Net Book Value of Eligible Accounts which constitute receivables for parts and services (after netting any amounts payable in connection with such parts and services) (Lines I.U – X)	$
	Z.	Line I.Z x 75%		$

II.	Eligible Inventory
	A.	Net Book Value of parts Inventory	$
	B.	Net Book Value of accessories Inventory	$
	C.	Net Book Value of parts and accessories Inventory (Lines II.A + B)	$
	D.	Net Book Value of parts and accessories Inventory described in Line II.C which is subject to any Lien (other than the Administrative Agent’s Lien), including without limitation any Permitted Real Estate Indebtedness Collateral	$
	E.	Net Book Value of any other parts and accessories Inventory described in Line II.C which fails to satisfy any of the requirements set forth in the definition of “Eligible Inventory” in the Credit Agreement	$
	F.	Lines II.D + E	$
	G.	Net Book Value of Eligible Inventory which constitutes parts and accessories (Lines II.C – F)	$

	H.	Line II.G x 65%		$

III.	Eligible Equipment
	A.	Gross Book Value of equipment – machinery and shop	$
	B.	Gross Book Value of equipment – parts and accessories	$
	C.	Gross Book Value of furniture and trade fixtures (signage)	$
	D.	Gross Book Value of computer equipment	$
	E.	Gross Book Value of company Vehicles (excluding Inventory and any other Vehicles financed by any New Vehicle Floorplan Loan or included in the Used Vehicle Borrowing Base)	$
	F.	Lines III.A + B +C + D + E	$
	G.	Accumulated depreciation – machinery and shop	$
	H.	Accumulated depreciation – parts and accessories	$
	I.	Accumulated depreciation – furniture and trade fixtures (signage)	$
	J.	Accumulated depreciation – computer equipment	$
	K.	Accumulated depreciation – company vehicles	$
	L.	Lines III.F + G + H + I + J + K	$
	M.	Amount of Equipment Notes payable	$
	N.	Net Book Value of Equipment, less Equipment Notes payable (Lines III.L - M)	$
	O.	Net Book Value of Equipment described in Line III.N which is subject to any Lien (other than the Administrative Agent’s Lien), including without limitation any Permitted Real Estate Indebtedness Collateral	$
	P.	Net Book Value of any other Equipment described in Line III.N which fails to satisfy any of the requirements set forth in the definition of Eligible Equipment” in the Credit Agreement	$
	Q.	Lines III.O + P	$
	R.	Net Book Value of Eligible Equipment (Lines III.N – Q)	$
	S.	Line III.R. x 45%		$

IV.	Finance Receivables Portfolio of Cornerstone Acceptance Corporation
	A.	Current portion of Retail Contracts	$
	B.	Long term principal portion of outstanding Retail Contracts	$
	C.	Aggregate outstanding principal balance of Retail Contracts (Lines IV.A + B)	$
	D.	Retail Contracts described in Line IV.C from which any payment is received more than 60 days after the due date	$
	E.	Loss reserve for current portion of Retail Contracts	$
	F.	Loss reserve for long-term portion of Retail Contracts	$
	G.	Lines IV.D + E + F	$
	H.	Lines IV.C – G	$
	I.	Retail Contracts described in Line IV. H which fail to satisfy any requirements set forth in the definition of “Finance Receivables Portfolio of Cornerstone Acceptance Corporation” in the Credit Agreement	$
	J.	Amount of Finance Receivables Portfolio of Cornerstone Acceptance Corporation (Lines IV.H – I)	$
	K.	Line IV.J x 50%	$
	L.	Lesser of (i) Line IV.K and (ii) $25,000,000		$

V.	Stock of Speedway Motor Sports, Inc.
	A.	Fair market value (determined using the average daily share price for the five (5) Business Days immediately preceding the Calculation Date) of the 5,000,000 shares of common stock of Speedway Motor Sports, Inc. pledged as Collateral	$
	B.	Line V.A. x 50%		$

VI.	Consolidated EBITDA
	A.	Historical Consolidated EBITDA (for the four quarters of the Company most recently ended for which financial statements have been delivered pursuant to Section 6.01(a) or (b) of the Credit Agreement)*	$
	B.	Line VI.A. x 75%	$

*	Note: Historical Consolidated EBITDA does not include any pro forma adjustment pursuant to Section 1.03(d).

	C.	Lines I.J + I.P + I.Z + II.H + III.T + IV.L + V.B	$
	D.	Greater of (a) 60% of Aggregate Revolving Commitment and (b) Line VI.C	$
	E.	Line VI.D x .667	$
	F.	Consolidated EBITDA portion of Revolving Borrowing Base (Lesser of Line VI.B and Line VI.E)		$

VII.	Revolving Borrowing Base (Total of Column 2)			$
	A.	Total of column 2	$
	B.	Lesser of (i) Aggregate Revolving Commitment and (ii) Line VII.A.	$

VIII.	Revolving Advance Limit
	A.	Line VII.B	$
	B.	Reserve Commitment	$
	C.	Revolving Advance Limit (Lines VIII.A – B)	$
	D.	Outstanding Amount of all Revolving Committed Loans	$
	E.	Outstanding Amount of all Revolving Swing Line Loans	$
	F.	Outstanding Amount of all L/C Obligations	$
	G.	Lines VIII.D + E + F	$
	H.	Amount available to be drawn under Revolving Credit Facility (Lines VIII.C – G)		$

EXHIBIT L-2

FORM OF USED VEHICLE BORROWING BASE CERTIFICATE

To:	Bank of America, N.A., as Administrative Agent

Ladies and Gentlemen:

Reference is made to that certain Credit Agreement, dated as of February 17, 2006 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement;” the terms defined therein being used herein as therein defined), among Sonic Automotive, Inc., a Delaware corporation (the “Company”), certain Subsidiaries of the Company from time to time party thereto, the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, L/C Issuer, Revolving Swing Line Lender, New Vehicle Swing Line Lender, and Used Vehicle Swing Line Lender. Terms used herein not otherwise defined herein have the respective meanings given thereto in the Credit Agreement.

The undersigned Responsible Officer of the Company hereby certifies as of the date hereof that at the close of business on [                        ] (the “Calculation Date”) the Used Vehicle Borrowing Base3 was $            , computed as set forth on the schedule attached hereto.

SONIC AUTOMOTIVE, INC.

By:
Its:
Date:

[3]	See definition of Used Vehicle Borrowing Base in the Credit Agreement.

USED VEHICLE BORROWING BASE SCHEDULE

Eligible Used Vehicle Inventory
A.	Net Book Value of Used Vehicle Inventory	$
B.	Net Book Value of Inventory described in Line A subject to any Lien (other than the Administrative Agent’s Lien)[4]	$
C.	Net Book Value of other Inventory described in Line A which does not otherwise meet the definition of “Eligible Used Vehicle Inventory” set forth in the Credit Agreement (including, without limitation, sub-parts (a), (b) and (c) of such definition)	$
D.	Lines B + C	$
E.	Lines A – D	$

Used Vehicle Borrowing Base: Line E x 75%			$

[4]	Administrative Agent’s Lien means a first priority, perfected Lien of the Administrative Agent (for the benefit of the Secured Parties) pursuant to the Loan Documents.

Schedule 1

REORGANIZATION

The reorganization will have three primary component parts: the Volvo/Auto Servicing Conversions; the Management Company Transactions; and the Core Reorganization.

I. – Volvo/Auto Servicing Conversions

Sonic Automotive Auto Servicing Company, LLC, a Nevada LLC which currently owns certain intellectual property which it licenses to the various Sonic Automotive dealerships, will merge into its parent, Sonic – Volvo LV, LLC (“Volvo”), a Nevada LLC which currently owns and operates the Volvo of Las Vegas dealership. Volvo is owned 100% by Sonic Automotive, Inc. (“SAI”).

Volvo will then transfer its Volvo of Las Vegas dealership assets and related liabilities to a wholly-owned Nevada corporate subsidiary of Volvo (“Volvo Newco”) formed by Volvo prior to the merger in the previous paragraph.

II. – Management Company Transactions

SAI will form Sonic Automotive Management Company, Inc. a wholly-owned North Carolina corporate subsidiary (“Management”), and will transfer to Management certain assets utilized by SAI in its management of the Sonic Automotive group. Pursuant to a Management Agreement, Management will thereafter perform various management and administrative functions previously performed by SAI for the Sonic Automotive group.

SAI will also transfer to Management 100% of the ownership interests in the following California entities: Sonic Buena Park H, Inc. (Buena Park Honda); Sonic – Harbor City H, Inc. (Carson Honda); Sonic – Calabasas A, Inc. (Acura 101 West); Sonic – West Covina T, Inc. (West Covina Toyota, West Covina Scion); and Ontario L, LLC (Crown Lexus). Management will then form a new California LLC (“New Ontario LLC”) and Ontario L, LLC will merge into New Ontario LLC. At the time of such merger, each of the California corporate entities mentioned above will convert into a California limited liability company.

III. – Core Reorganization

The Core Reorganization relates to certain dealerships in the states of Florida, Alabama, Oklahoma, Virginia, Tennessee, Maryland, Ohio, and Georgia.

Florida Dealerships

The ownership of the following Florida dealership entities will be transferred by SAI to the following holding companies (in italics) owned 100% by SAI and, after such transfer, each of those dealership entities which is a corporation will convert to a Florida limited liability company:

SAI FL HC2, Inc. (formerly named Sonic Automotive – 21699 U.S. Hwy. 19 N., Inc.), a Florida corporation

•	Sonic Automotive – 6008 N. Dale Mabry, FL, Inc. (Volvo of Tampa)

•	Sonic Automotive – 1720 Mason Ave., DB, Inc. (Mercedes-Benz of Daytona Beach – owned by its wholly owned subsidiary, Sonic Automotive – 1720 Mason Ave., DB, LLC)

SAI FL HC3, Inc. (formerly named Sonic Automotive – 1919 N. Dixie Hwy., NSB, Inc.) a Florida corporation

•	Sonic – North Cadillac, Inc. (Massey Cadillac, Massey Saab of Orlando)

•	Sonic – Sanford Cadillac, Inc. (Massey Cadillac of Sanford)

SAI FL HC4, Inc. (formerly named Sonic Automotive – 1307 N. Dixie Hwy., NSB, Inc.), a Florida corporation

•	Sonic – FM Automotive, LLC (Mercedes-Benz of Fort Myers)

•	Sonic – Lloyd Pontiac-Cadillac, Inc. (Lloyd Pontiac – Cadillac – GMC)

SAI FL HC5, Inc. (formerly named Sonic Automotive – 241 Ridgewood Ave., HH, Inc.), a Florida corporation

•	Sonic – Freeland, Inc. (Honda of Fort Myers)

•	Sonic – FM VW, Inc. (Volkswagen of Fort Myers)

•	Freedom Ford, Inc. (disc ops.)

SAI FL HC6, Inc. (formerly named Sonic Automotive – Bondesen, Inc.), a Florida corporation

•	Sonic – Lloyd Nissan, Inc. (Lloyd Nissan)

•	Sonic – FM, Inc. (BMW of Fort Myers)

•	Sonic – Shottenkirk, Inc. (Pensacola Honda)

•	Sonic Automotive – Clearwater, Inc. (Clearwater Toyota and Clearwater Scion)

Alabama Dealerships

The ownership of the following Alabama dealership entities will be transferred by SAI to the following holding companies (in italics) owned 100% by SAI and, after such transfer, each of those dealership entities which is a corporation will convert to an Alabama limited liability company:

SAI AL HC1, Inc. (formerly named Sonic – Montgomery FLM, Inc.), an Alabama corporation

•	Sonic – Montgomery B, Inc. (BMW of Montgomery)

•	Cobb Pontiac – Cadillac, Inc. (Classic Cadillac, Classic Cadillac – Buick)

•	Capitol Chevrolet and Imports, Inc. (Capitol Chevrolet, Capitol Hyundai)

SAI AL HC2, Inc. (formerly named Sonic – Williams Buick, Inc.), an Alabama corporation

•	Sonic – Williams Imports, Inc. (Tom Williams Audi, BMW, Porsche, Land Rover)

•	Sonic – Williams Cadillac, Inc. (Tom Williams Cadillac)

•	Sonic – Williams Motors, LLC (Tom Williams Lexus)

Oklahoma Dealerships

The ownership of the following Oklahoma dealership entities will be transferred by SAI to the following holding company (in italics) owned 100% by SAI and, after such transfer, each of those dealership entities will convert from a corporation to an Oklahoma limited liability company:

SAI OK HC1, Inc. (formerly named Sonic – Glover, Inc.), an Oklahoma corporation

•	Speedway Chevrolet, Inc.

•	Sonic – West Reno Chevrolet, Inc. (City Chevrolet)

•	Sonic – Bethany H, Inc. (Steve Bailey Honda, Steve Bailey Pre-Owned Super Center)

•	Wrangler Investments, Inc. (Dub Richardson Toyota, Dub Richardson Scion)

•	Sonic – Riverside, Inc. (Riverside Chevrolet)

•	Riverside Nissan, Inc.

•	Sonic – Oklahoma T, Inc. (Riverside Toyota and Riverside Scion)

Note: Certain Virginia and Tennessee dealerships will also be transferred to SAI OK HC1, Inc. (see under “Virginia Dealerships” and “Tennessee Dealerships” below).

Virginia Dealerships

The ownership of the following Virginia dealership entities will be transferred by SAI to SAI OK HC1, Inc. (the Oklahoma holding company listed above under “Oklahoma Dealerships”) and, after such transfer, each of those dealership entities will convert from a corporation to a Virginia limited liability company:

SAI OK HC1, Inc. (formerly named Sonic – Glover, Inc.), an Oklahoma corporation

•	Sonic Tysons Corner H, Inc. (Honda of Tysons Corner)

•	Sonic Tysons Corner Infiniti, Inc. (Infiniti of Tysons Corner)

•	Sonic – Manhattan Fairfax, Inc. (BMW of Fairfax)

Tennessee Dealerships

The Tennessee dealership entities discussed in this section are currently owned by Sonic Automotive of Tennessee, Inc. (1%) and Sonic Automotive of Nevada, Inc. (99%). Sonic Automotive of Tennessee, Inc. will merge into Sonic Automotive of Nevada, Inc. (“Nevada”) and, following such merger, the ownership of such Tennessee dealership entities will be transferred by Nevada to the following companies owned 100% by Nevada:

SAI TN HC1, LLC (formerly named Town and Country Jaguar, LLC), a Tennessee limited liability company

•	Sonic – Nashville M, LLC. (Mercedes-Benz of Nashville)

•	Sonic – Crest Cadillac, LLC. (Crest Cadillac, Crest Hummer)

SONIC AUTOMOTIVE OF CHATTANOOGA, LLC, a Tennessee limited liability company (BMW of Chattanooga)

•	Sonic Automotive of Nashville, LLC (BMW of Nashville, MINI of Nashville, Sonic Automotive Body Shop)

Nevada will also transfer ownership of the following Tennessee dealership entities to the following Oklahoma holding company owned 100% by SAI:

SAI OK HC1, Inc. (formerly named Sonic – Glover, Inc.), an Oklahoma corporation

•	Sonic – 2185 Chapman Rd. Chattanooga, LLC (Economy Honda Super Store)

•	Sonic – Crest H, LLC (Crest Honda)

Maryland Dealerships

SAI MD HC1, Inc. (formerly named Sonic – Manhattan Waldorf, Inc.), which is owned 100% by SAI, will form two new 100% owned Maryland limited liability company subsidiaries: Sonic – Rockville Motors, LLC and Sonic – Rockville Imports, LLC.

SAI will then cause Sonic – Rockville Motors, Inc. (Lexus of Rockville) and Sonic – Rockville Imports, Inc. (Rockville Porsche – Audi, Audi of Rockville, Porsche Rockville) to merge into Sonic – Rockville Motors, LLC and Sonic – Rockville Imports, LLC, respectively. As a result, the following Maryland dealership entities will be owned by the following Maryland holding company:

SAI MD HC1, Inc. (formerly named Sonic – Manhattan Waldorf, Inc.), a Maryland corporation

•	Sonic – Rockville Motors, LLC (Lexus of Rockville)

•	Sonic – Rockville Imports, LLC (Rockville Porsche – Audi, Audi of Rockville, Porsche Rockville)

Ohio Dealerships

The ownership of the following Ohio dealership entities will be transferred by SAI to the following holding company owned 100% by SAI and, after such transfer, each of those dealership entities will convert from a corporation to an Ohio limited liability company:

SAI OH HC1, Inc. (formerly Sonic – Capitol Chevrolet, Inc.), an Ohio corporation

•	Sonic Automotive – 1400 Automall Drive, Columbus, Inc. (Hatfield Hyundai, Hatfield Isuzu, Hatfield Subaru)

•	Sonic Automotive – 1455 Automall Drive, Columbus, Inc. (Volkswagen West, Hatfield Kia, Hatfield Volkswagen)

•	Sonic Automotive – 1500 Automall Drive, Columbus, Inc. (Toyota West, Hatfield Automall, Scion West)

•	Sonic Automotive – 3700 West Broad Street, Columbus, Inc. (Trader Bud’s Westside Chrysler Jeep)

•	Sonic Automotive – 4000 West Broad Street, Columbus, Inc. (Trader Bud’s Westside Dodge)

Note: SAI OH HC1, Inc. will also end up owning the Global Imports BMW and MINI dealerships (see under “Georgia Dealerships” below).

Georgia Dealerships

Sonic – Stone Mountain T, L.P. (Stone Mountain Toyota, Stone Mountain Scion), Sonic Peachtree Industrial Blvd., L.P., Sonic – Global Imports, L.P. (Global Imports – BMW, Global Imports – MINI), and SAI GA HC1, LP (formerly Sonic – Stone Mountain Chevrolet, LP) are all Georgia limited partnerships currently owned by Sonic Automotive of Georgia, Inc. (1%) and Sonic Automotive of Nevada, Inc. (99%).

SAI GA HC1, LP (formerly Sonic – Stone Mountain Chevrolet, LP) will form two new 100% owned Georgia limited liability company subsidiaries, Sonic – Stone Mountain T, LLC and Sonic Peachtree Industrial Boulevard, LLC. As part of a series of steps, the existing L.P. entities (Sonic – Stone Mountain T, L.P. and Sonic Peachtree Industrial Blvd., L.P.) will merge into these newly formed LLC’s with the result that the following Georgia entities will be held by the following Georgia holding company:

SAI GA HC1, LP (formerly Sonic – Stone Mountain Chevrolet, LP), a Georgia limited partnership

•	Sonic – Stone Mountain T, LLC (Stone Mountain Toyota, Stone Mountain Scion)

•	Sonic Peachtree Industrial Blvd., LLC

SAI OH HC1, Inc. (see above in connection with “Ohio Dealerships”) will form a new 100% owned Georgia limited liability company subsidiary named Sonic – Global Imports, LLC. After that transaction, Sonic – Global Imports, L.P. (Global Imports – BMW, Global Imports -MINI) will merge into this newly formed LLC, so that the following Georgia dealership will be owned by the following Ohio holding company:

SAI OH HC1, Inc. (formerly Sonic – Capitol Chevrolet, Inc.), an Ohio corporation

•	Sonic – Global Imports, LLC (Global Imports – BMW, Global Imports -MINI)